UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2021
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Section 5. – Corporate Governance and Management.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company's Annual Meeting of Shareholders was held on Wednesday, May 5, 2021 to vote on three proposals, for which the final vote results are set forth below.

Proposal 1: Election of Directors.

Shareholders elected each of the eleven nominees for director. Vote results were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Teresa A. Canida	50,791,722	139,060	47,469	8,005,497
George N. Cochran	50,765,653	150,242	62,356	8,005,497
Kathleen M. Cronin	50,764,972	167,380	45,899	8,005,497
Lacy M. Johnson	50,596,868	330,154	51,229	8,005,497
Robert J. Joyce	48,603,226	2,312,372	62,653	8,005,497
Joseph P. Lacher, Jr.	50,814,799	105,796	57,656	8,005,497
Gerald Laderman	50,775,130	140,189	62,932	8,005,497
Stuart B. Parker	50,774,297	141,252	62,702	8,005,497
Christopher B. Sarofim	50,689,078	227,049	62,124	8,005,497
David P. Storch	47,962,143	2,954,293	61,815	8,005,497
Susan D. Whiting	50,423,106	506,953	48,192	8,005,497

Proposal 2: Advisory vote to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accountant for 2021.

A majority of shareholders voted, on an advisory basis, to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accountant for 2021. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes
58,432,914	480,399	70,435	—

Proposal 3: Advisory vote to approve the compensation of the Company's Named Executive Officers.

A majority of shareholders voted, on an advisory basis, to approve the compensation of the Company's Named Executive Officers. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes
49,498,092	1,314,312	165,847	8,005,497

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	May 11, 2021	/s/ C. Thomas Evans, Jr.
C. Thomas Evans, Jr.
Executive Vice President, Secretary & General Counsel